SUBORDINATION AGREEMENT

AMONG

IGX GLOBAL, INC.,

IGAMBIT INC.,

THOMAS DUFFY

AND

KELTIC FINANCIAL PARTNERS II, LP

Dated as of December ____, 2012

THIS   SUBORDINATION   AGREEMENT   is   made   as   of   December   ____,   2012   between   IGX

GLOBAL,   INC.,   a   corporation   organized   under   the   laws   of   the   State   of   New   Jersey   (“Seller”),

IGAMBIT   INC.,   a   corporation   organized   under   the   laws   of   the   State   of   Delaware   (“iGambit”),

THOMAS  DUFFY,  an  individual  residing  at  18  Jodi  Drive,  Wallingford,  Connecticut  06492  (“Seller

Shareholder”)   and   KELTIC   FINANCIAL   PARTNERS   II,   LP,   a   Delaware   limited   partnership

(“Senior Creditor”).

RECITALS:

On  the  date  of  this  Agreement  IGXGLOBAL,  CORP.,  a  corporation  organized  under  the  laws  of  the

State  of  Delaware  (“Borrower”),  is  acquiring  substantially  all  of  the  assets  of,  and  assuming  certain liabilities  of,  Seller,  and  is  purchasing  all  of  the  issued  and  outstanding  stock  of  IGX  Global  UK  Limited from  Seller  Shareholder,  pursuant  to  the  terms  of  an  Asset  and  Stock  Purchase  Agreement  dated  on  or about  the  date  hereof  between  Borrower,  Seller,  Seller  Shareholder  and  the  other  parties  named  therein

(the  “Asset  Purchase  Agreement”),  and  pursuant  to  the  other  agreements,  documents  and  instruments executed  and/or  delivered  in  connection  with  the  transactions  contemplated  by  such  Asset  Purchase

Agreement (collectively with the Asset Purchase Agreement, the “Asset Purchase Documents”).

Pursuant  to  the  terms  of  the  Asset  Purchase  Documents  Borrower  has  delivered  to  Seller  Shareholder  a

Promissory   Note   dated   December   ___,   2012   in   the   original   principal   amount   of   $1,000,000   (the

“Subordinated  Note”).   Additionally, pursuant to  the  Asset Purchase  Documents Seller may  be  entitled  to certain  cash  distributions  from  Borrower  in  an  aggregate  amount  equal  to  Three  Million  Seven  Hundred

Fifty   Thousand   and   00/100   Dollars   ($3,750,000.00)   (the   “Earnout   Distributions”)   based   on   the

achievement  of  Borrower’s  “IT  Solutions  Business”  (as  defined  in  the  Asset  Purchase  Agreement)  of certain revenue and financial targets as described in the Asset Purchase Agreement.

iGambit  owns  all  outstanding  and  issued  shares  of  stock  of  Borrower  (the  “Borrower  Stock”).   Pursuant

to  the  terms  of  Borrower’s  charter  and  organizational  documents  Borrower  may  be  obligated  to  pay

certain  dividends  and  distributions  to  iGambit.   Additionally  Borrower  may  be  required to  pay  to  iGambit certain  management  fees  and  other  amounts  as  compensation  for  services  performed  by  iGambit,  and  for reimbursable  costs  and  expenses  incurred  by  iGambit  in  the  ordinary  course  of  performing  services  for

Borrower (the “Management Fee Obligations”).

On  or  about  the  date  of  this  Agreement  Senior  Creditor  will  be  extending  certain  credit  facilities  to

Borrower   pursuant   to   the   terms   of   a   Loan   and   Security   Agreement   between   Senior   Creditor   and

Borrower,  one  or  more  promissory  notes,  collateral  assignment,  pledge  and/or  security  agreements,  and such  other  agreements,  documents  and  instruments  executed  and/or  delivered  to  Senior  Creditor  (all  such agreements, documents  and  instruments, together with  any  amendments, restatements, extensions  or other modifications thereof, shall be collectively referred to herein as the “Senior Creditor Loan Documents”).

Each  of  Senior Creditor,  Seller, Seller Shareholder and iGambit  desires  to  establish  the  relative  priority  of payment  of  the  indebtedness,  liabilities  and  obligations  of  Borrower  to  each  such  party,  and  requires  that

Borrower acknowledge the terms hereof.

AGREEMENT:

1.  Definitions.   All  capitalized  terms  not  defined  in  the  Recitals,  above,  in  this  Section  1,  or  in  the  body of  this  Agreement  shall  have  the  meaning  ascribed  to  such  terms  in  the  Uniform  Commercial  Code  as  in

effect  in  the  State  of  New  York.   Each  term  defined  in  the  singular  shall  be  interpreted  in  a  collective manner  when  used  in  the  plural,  and  each  term  defined  in  the  plural  shall  be  interpreted  in  an  individual

manner  when  used  in  the  singular.   All  references  to  dollar  amounts  shall  mean  amounts  in  lawful  money

of  the  United  States  of  America.    When  used  in  this  Agreement,  the  following  words  shall  have  the following meanings:

“Borrower   Charter   Documents”   means   Borrower’s   Articles   of   Incorporation   and   Bylaws,   and   all

agreements,   documents    and    instruments    granting    any    individual,    organization    (whether    or    not

incorporated),  trust  or  any  combination  of  the  foregoing,  the  right  to  vote  or  control  any  share  or  share  of

Borrower’s  issued  and  outstanding  capital  stock,  the  right  to  participate  in  the  management  and  affairs  of

15 IGX Subord Agree Final.docx

Borrower, or the right to participate in the issuance, assignment, transfer, redemption or repurchase of any of  Borrower’s  equity  interests,  whether  now  issued  or  issued  after  the  date  hereof,  and  whether  such  euity interests  are  capital  stock,  options,  grants  or  other  rights  exchangeable  or  convertible  into  capital  stock  of

Borrower, and all amendments, restatements, extensions and other modifications thereof.

“Borrower  Stock  Obligations”  means  all  present  and  future  indebtedness,  obligations  (whether  fixed  or contingent),  liabilities  (including  but  not  limited  to  fees,  costs  and  expenses)  and  claims  payable  by

Borrower   to   iGambit   in   connection   with   the   Borrower   Stock,   pursuant   to   the   Borrower   Charter

Documents,  by  operation  of  law  or  equitable  principles,  including  but  not  limited  to  all  dividends  payable by  Borrower  to  iGambit,  whether  regularly  declared,  declared  by  special  vote,  election  or  meeting,  or whether occasioned by the occurrence of any event or series of events.

“Business Day” means any day that commercial banks settle transactions in the State of New York.

“Collateral”  means all of Borrower’s currently  owned  and  hereafter acquired personal property, wherever located,  and  all  rights  in  personal  property,  including  all  (as  such  terms  are  defined  in  the  New  York

Uniform  Commercial  Code):  “Money”  (as  specifically  defined  in  Section  1-201(24)  of  the  New  York

Uniform   Commercial   Code);   “Accessions”;   “Accounts”;   “Certificates   of   title”;   “Chattel   paper”;

“Commercial   tort   claims”;   “Deposit   accounts”;   “Documents”;   “Equipment”;   “General   intangibles”;

“Goods”;   “Health-care-insurance   receivables”;   “Instruments”;   “Inventory”;   “Investment   property”;

“Letter-of-credit  rights”;  “Proceeds”  (as  specifically  defined  in  Section  9-102(64)  of  the  New  York

Uniform Commercial Code); “Records”; “Software”; and “Supporting obligations”.

“Collateral  Distribution”  means  any  payment,  distribution,  advance,  assignment,  exchange,  transfer  or other direct or indirect hypothecation to or for the benefit of a Creditor (i) by Borrower of Collateral, or of

“Proceeds”  (as  specifically  defined  in  Section  9-102(64)  of  the  UCC)  of  Collateral,  whether  of  “Money”

(as  specifically  defined  in  Section  1-201(24)  of  the  UCC),  cash,  securities  or  in  the  form  of  any  other

property,   or   (ii)   by   any   Senior   Guarantor   of   any   asset   or   property   that   secures   repayment   of   the

Obligations.

“Creditor”  means each of Senior Creditor and the Junior Creditors.

“Distribution”  means  (i)  any  payment,  whether  of  “Money”  (as  specifically  defined  in  Section  1-201(24)

of  the  UCC),  cash,  securities,  draft,  check,  note,  negotiable  instrument  or  other  fungible  property,  by

Borrower  or  any  Senior  Guarantor  to  or  for  the  benefit  of  a  Creditor  as  payment,  prepayment,  repayment

or   other   reduction   of   such   Creditor’s   Obligations,   whether   regularly   scheduled,   or   a   voluntary   or

involuntary  payment,  prepayment  or  repayment,  (ii)  any  credit  obtained  by  a  Creditor,  by  setoff  or

otherwise,  in  connection  with  such  Creditor’s  Obligations,  and  (iii)  any  Collateral  Distribution.    For

purposes  hereof,  a  Distribution  shall  specifically  include,  but  not  be  limited  to  any  payment  by  Borrower to iGambit in order to fund Borrower Stock Obligations or Management Fee Obligations.

“iGambit  Obligations”   means  all  present  and  future  indebtedness,  obligations  (including  but  not  limited to  obligations  for  borrowed  money  of  any  kind  or  nature,  whether  funded  or  unfunded,  contingent obligations  under  guaranties,  letters  of  credit  or  obligations  for  the  acquisition  or  use  of  fixed  assets),

liabilities  (including  but  not  limited  to  fees,  costs  and  expenses,  even  if  such  amounts  are  added  to  the principal  amount  of  such  obligations)  and  claims  owing  from  Borrower  to  iGambit,  and  all  rights  and demands  of  iGambit  upon  or  against  Borrower,  any  Senior  Guarantor,  or  any  other  person  in  connection with  the  indebtedness,  liabilities  and  obligations  of  Borrower  to  iGambit,  including  the  indebtedness,

liabilities  and  obligations  of  Borrower  to  iGambit  in  connection  with  the  Management  Fee  Obligations,

the Borrower Stock Obligations or under the Borrower Charter Documents.

“Junior Creditor” means each of Seller, Seller Shareholder and iGambit.

“Junior  Creditor  Documents”  means,  individually  and  collectively,  the  Asset  Purchase  Documents,  the

Borrower  Charter  Documents  and  the  Management  Agreement,  as  the  same  may  be  amended,  restated,

extended or otherwise modified.

“Junior  Obligations”  means,  individually  and  collectively,  the  Seller  Obligations,  the  Seller  Shareholder

Obligations and the iGambit Obligations.

15 IGX Subord Agree Final.docx

“Loan  Documents”  means,  individually  and  collectively,  the  Senior  Creditor  Loan  Documents  and  the

Junior Creditor Documents.

“Obligations” means, individually and collectively, the Senior Obligations and the Junior Obligations.

“Seller  Obligations”  means  all  present  and  future  indebtedness,  obligations  (including  but  not  limited  to

obligations   for   borrowed   money   of   any   kind   or   nature,   whether   funded   or   unfunded,   contingent

obligations  under  guaranties,  letters  of  credit  or  obligations  for  the  acquisition  or  use  of  fixed  assets),

liabilities  (including  but  not  limited  to  fees,  costs  and  expenses,  even  if  such  amounts  are  added  to  the principal  amount  of  such  obligations)  and  claims  owing  from  Borrower  to  Seller,  and  all  rights  and demands  of  Seller  upon  or  against  Borrower,  any  Senior  Guarantor,  or  any  other  person  in  connection

with   the  indebtedness,  liabilities  and   obligations  of  Borrower  to  Seller,  including   the  indebtedness,

liabilities  and  obligations  of  Borrower  to  Seller  in  connection  with  the  Earnout  Distributions  or  under  the

Asset Purchase Documents.

“Seller  Shareholder  Obligations”  means  all  present  and  future  indebtedness,  obligations  (including  but not  limited  to  obligations  for  borrowed  money  of  any  kind  or  nature,  whether  funded  or  unfunded,

contingent  obligations  under  guaranties,  letters  of  credit  or  obligations  for  the  acquisition  or  use  of  fixed assets), liabilities (including but not limited to fees, costs and expenses, even if such amounts are added to the  principal  amount  of  such  obligations)  and  claims  owing  from  Borrower  to  Seller  Shareholder,  and  all rights  and  demands  of  Seller  Shareholder  upon  or  against  Borrower,  any  Senior  Guarantor,  or  any  other person  in  connection  with  the  indebtedness,  liabilities  and  obligations  of  Borrower  to  Seller  Shareholder,

including  the  indebtedness,  liabilities  and  obligations  of  Borrower  to  Seller  Shareholder  in  connection with the Subordinated Note or under the Asset Purchase Documents.

“Senior   Guarantor”   means   any   individual,   partnership,   limited   liability   company,   limited   liability

partnership,  corporation,  joint  venture,  joint  stock  company,  land  trust,  business  trust  or  unincorporated organization,  or  a  government  or  agency  or  political  subdivision  thereof,  that  is  a  co-borrower  with

Borrower  of  the  Senior  Obligations,  or  that  has  guaranteed  the  repayment of  the  Senior  Obligations  or  the performance  by  the  Borrower  of  the  terms  and  conditions  of  the  Senior  Creditor  Loan  Documents  in

whole   or   in   part   or   that   has   provided   any   letter   of   credit,   pledge,   financial   instrument   or   other

accommodation to the Senior Creditor as security for or in support of the Senior Obligations.

“Senior  Obligations”  means  all  present  and  future  indebtedness,  obligations  (including  but  not  limited  to

obligations   for   borrowed   money   of   any   kind   or   nature,   whether   funded   or   unfunded,   contingent

obligations  under  guaranties,  letters  of  credit  or  obligations  for  the  acquisition  or  use  of  fixed  assets),

liabilities  (including  but  not  limited  to  fees,  costs  and  expenses,  even  if  such  amounts  are  added  to  the principal  amount  of  such  obligations)  and  claims  owing  from  the  Borrower  to  Senior  Creditor,  and  all rights  and  demands  of  Senior  Creditor  upon  or  against  the  Borrower,  any  guarantor,  or  any  other  person in  connection  with  the  indebtedness,  liabilities  and  obligations  of  Borrower  to  Senior  Creditor,  including the  indebtedness,  liabilities  and  obligations  of  Borrower  to  Senior  Creditor  under  the  Senior  Creditor

Loan Documents.

“UCC”  means,  individually  and  collectively,  the  New  York  Uniform  Commercial  Code,  the  Uniform

Commercial  Code  of  the  State  of  New  Jersey,  and  the  Uniform  Commercial  Code  of  each  State  in  which

Collateral is located.

2.  Consent.    Each  Junior  Creditor  hereby  consents  to  and  approves  of  the  execution,  delivery  and performance  by  Borrower  of  the  Senior  Creditor  Loan  Documents,  the  consummation  of  the  transactions contemplated  thereby,  the  incurrence  by  Borrower  of  the  Senior  Obligations  on  or  about  the  date  hereof and  from  time  to  time  hereafter,  and  the  grant  by  Borrower  to  Senior  Creditor  of  security  interests  in,  to and  on  the  Collateral  on  the  date  hereof  and  from  time  to  time  hereafter,  notwithstanding  anything  to  the contrary contained in any of the Junior Creditor Documents.

3.  Subordination of Junior Obligations.

(a)  Subordination  of  Payment.    Each  Junior  Creditor  hereby  agrees  that  during  the  term  of  this

Agreement,  and  notwithstanding  anything  to  the  contrary  in  the  Junior  Creditor  Documents,  the  Junior

Obligations  are  subordinated  in  right  of  payment  to  the  prior  final  and  indefeasible  payment  in  cash  to

15 IGX Subord Agree Final.docx

Senior  Creditor  and  performance  of  the  Senior  Obligations  in  full,  in  the  manner  and  to  the  extent  as

provided  for  herein,  and  that  such  subordination  is  for  the  benefit  of  Senior  Creditor.    Each  Junior

Creditor  hereby  further  agrees  that  except  as  otherwise  specifically  permitted  in  this  Section  3,  prior  to the  final  and  indefeasible  payment  in  cash  to  Senior  Creditor  and  performance  of  the  Senior  Obligations in  full  such  Junior  Creditor  will  not  request,  demand,  take,  accept,  or  receive  any  Distribution  from  or  on behalf of any Borrower or any Senior Guarantor.

(b)  Permitted  Payments  to  Junior  Creditors.   Subject  to  the  terms  and  conditions  contained  herein,

Senior Creditor hereby consents to:

(1)  cash   distributions   to   iGambit   to   fund   (A)   Borrower   Stock   Obligations,   but   not   any

extraordinary  dividend,  distribution,  payment  or  other  amount  with  respect  to  the  Borrower  Stock

Obligations  and  whether  mandatory,  voluntary  or  otherwise  under  the  terms  of  the  Borrower

Charter   Documents,   as   the   Borrower   Charter   Documents   are   in   effect   on   the   date   of   this

Agreement,  and  as  the  Borrower  Charter  Documents  may  be  amended,  restated,  extended  or otherwise  modified  in  accordance  with  the  terms  hereof  (each,  a  “Permitted  Stock  Dividend”)  and

(B)   cash   Distributions   by   Borrower   to   iGambit   of   management   fees   and   other   amounts   as

compensation   for   services   performed   by   iGambit,   and   for   reimbursable   costs   and   expenses

incurred   by   iGambit   in   the   ordinary   course   of   performing   services   for   Borrower   (each,   a

“Permitted    Management    Fee    Payment”,    and    together    with    Permitted    Stock    Dividends,

“Permitted iGambit Distributions”); and

(2)  cash  Distributions  by  Borrower  to  Seller  Shareholder  in  amounts  equal  to  the  regularly

scheduled   payments   of   principal   and   of   interest   due   and   payable   under   the   terms   of   the

Subordinated  Note,  but  not  any  Distribution,  payment  or  other  amount  in  prepayment  of  any obligations  or  liabilities  of,  under  or  with  respect  to  the  Subordinated  Note,  whether  mandatory,

voluntary  or  otherwise,  or  due  to  the  acceleration  of  maturity  thereof  for  any  reason  under  the terms  of  the  Subordinated  Note  or  Asset  Purchase  Documents,  as  the  Subordinated  Note  and  the

Asset  Purchase  Documents  are  in  effect  on  the  date  of  this  Agreement,  and  disregarding  any amendment,  modification,  restatement  or  replacement  of  the  Seller  Note  or  the  Asset  Purchase

Documents  after  the  date  of  this  Agreement  (each,  a  “Subordinated  Note  Permitted  Payment”);

and

(3)  cash  Distributions  by  Borrower  to  Seller  of  payments  of  the  Earnout  Distributions  due  and

payable  under  the  terms  of  the  Asset  Purchase  Documents   but  not  any  Distribution,  payment  or

other  amount  in  prepayment  of  any  obligations  or  liabilities  of,  under  or  with  respect  to  the

Earnout  Distributions,  whether  mandatory,  voluntary  or  otherwise,  or  due  to  the  acceleration  of maturity  thereof  for  any  reason  under  the  terms  of  the  Asset  Purchase  Documents,  as  the  Asset

Purchase Documents are in effect on the date of this Agreement, and disregarding any amendment,

modification,  restatement  or  replacement  of  the  Asset  Purchase  Documents  after  the  date  of  this

Agreement (each, a “Permitted Earnout Distribution”).

(c)  Termination  of  Permitted  Payments.   Notwithstanding  anything  in  paragraph  (b)  immediately above  to  the  contrary,  or  anything  in  the  Asset  Purchase  Documents,  the  Subordinated  Note,  or  the

Borrower Charter Documents to the contrary:

(1)  As a condition  to  making  any  Permitted  iGambit Distribution  Borrower shall have provided

Senior  Creditor  with  at  least  three  (3)  Business  Days’  prior  written  notice  of  the  amount  and  date

of   such   proposed   Permitted   iGambit   Distribution,   and   (except   as   specifically   provided   in

paragraph  3(d),  below)  Borrower  shall  not  make,  and  iGambit  shall  not  directly  or  indirectly request,  demand,  take,  accept,  or  receive  from  or  on  behalf  of  Borrower  any  Permitted  iGambit

Distribution:

(A)   if  any  payment  of  principal  or  interest  then  due  with  respect  to  the  Senior  Obligations shall not have been paid to Senior Creditor in full; or

15 IGX Subord Agree Final.docx

(B)   if  the  aggregate  amount  of  Permitted  iGambit  Distributions,  including  the  proposed

Permitted  iGambit  Distribution,  would  exceed  Five  Hundred  Thousand  and  00/100  Dollars

($500,000.00) in any calendar year; or

(C)   if  after  giving  effect  to  such  Permitted  iGambit  Distribution  the  remainder  of  the

“Borrowing  Capacity”  (as  such  term  is  defined  in  the  Senior  Creditor  Loan  Documents)  less the aggregate amount of all  Senior Obligations relating to the “Revolving Credit” (as such term is  defined  in  the  Senior  Creditor  Loan  Documents)  then  outstanding  would  not  exceed  Five

Hundred Thousand and 00/100 Dollars ($500,000.00) (as determined on a pro forma basis); or

(D)   if  after  giving  effect  to  such  Permitted  iGambit  Distribution  a  “Default”  or  “Event  of

Default” (as such terms are defined in the Senior Creditor Loan Documents) would occur under the  Senior  Creditor  Loan  Documents  as  a  result  thereof  (as  determined  on  a  pro  forma  basis);

or

(E)   during  any  period  in  which  a  “Default”  or  “Event  of  Default”  (as  such  terms  are defined in the Senior Creditor Loan Documents) has occurred and is continuing.

(2)  Except  as  specifically  provided  in  paragraph  3(d),  below,  Borrower  shall  not  make,  and

Seller  Shareholder  shall  not  directly  or  indirectly  request,  demand,  take,  accept,  or  receive  from  or on behalf of Borrower any Subordinated Note Permitted Payment:

(A)   if  any  payment  of  principal  or  interest  then  due  with  respect  to  the  Senior  Obligations shall not have been paid to Senior Creditor in full; or

(B)   if  after  giving  effect  to  such  Subordinated  Note  Permitted  Payment  the  remainder  of the  “Borrowing  Capacity”  (as  such  term  is  defined  in  the  Senior  Creditor  Loan  Documents)

less  the  aggregate  amount  of  all  Senior  Obligations  relating  to  the  “Revolving  Credit”  (as  such term  is  defined  in  the  Senior  Creditor  Loan  Documents)  then  outstanding  would  not  exceed

Five  Hundred  Thousand  and  00/100  Dollars  ($500,000.00)  (as  determined  on  a  pro  forma basis); or

(C)   if  after  giving  effect  to  such  Subordinated  Note  Permitted  Payment  a  “Default”  or

“Event  of  Default”  (as  such  terms  are  defined  in  the  Senior  Creditor  Loan  Documents)  would occur (as determined on a pro forma basis); or

(D)   during  any  period  in  which  a  “Default”  or  “Event  of  Default”  (as  such  terms  are defined in the Senior Creditor Loan Documents) has occurred and is continuing.

(3)  As  conditions  to  making  any  Permitted  Earnout  Distribution  Borrower  shall  have  provided

Senior  Creditor  with  at  least  three  (3)  Business  Days’  prior  written  notice  of  the  amount  and  date of  such  proposed  Permitted  Earnout  Distribution,  the  “IT  Solutions  Business”  of  Borrower  (as

such   term   is   defined   in   the   Asset   Purchase   Documents)   shall   have   achieved   the   “EBITDA

Threshold”  and  “Revenue  Threshold”  described  in  the  Asset  Purchase  Agreement  applicable  to such proposed payment, and (except as specifically provided in paragraph 3(d), below)  Borrower shall  not  make,  and  Seller  shall  not  directly  or  indirectly  request,  demand,  take,  accept,  or  receive from or on behalf of Borrower any Permitted Earnout Distribution:

(A)   if  any  payment  of  principal  or  interest  then  due  with  respect  to  the  Senior  Obligations shall not have been paid to Senior Creditor in full; or

(B)   if  after  giving  effect  to  such  Permitted  Earnout  Distribution  the  remainder  of  the

“Borrowing  Capacity”  (as  such  term  is  defined  in  the  Senior  Creditor  Loan  Documents)  less the aggregate amount of all Senior Obligations relating to the “Revolving Credit” (as  such term is  defined  in  the  Senior  Creditor  Loan  Documents)  then  outstanding  would  not  exceed  Five

15 IGX Subord Agree Final.docx

Hundred Thousand and 00/100 Dollars ($500,000.00) (as determined on a pro forma basis); or

(C)   if  after  giving  effect  to  such  Permitted  Earnout  Distribution  a  “Default”  or  “Event  of

Default”  (as  such  terms  are  defined  in  the  Senior  Creditor  Loan  Documents)  would  occur  (as determined on a pro forma basis); or

(D)   during  any  period  in  which  a  “Default”  or  “Event  of  Default”  (as  such  terms  are defined in the Senior Creditor Loan Documents) has occurred and is continuing.

(d)  Enforcement   of   Junior   Obligations   by   Senior   Creditor   following   Default.     Each   Junior

Creditor  will,  upon  the  written  request  of  Senior  Creditor  following  of  an  Event  of  Default  under  the

Senior  Creditor  Loan  Documents,  prove,  enforce  and  endeavor  to  obtain  payment  of  the  aggregate outstanding  amount  of  all  unpaid  payments  due  and  payable  on  such  Junior  Creditor’s  Obligations,  or thereafter  becoming  due  and  payable  from  Borrower  to  such  Junior  Creditor,  and  will  turn  over  to  Senior

Creditor  in  precisely  the  form  received,  any  payment  of  any  kind  or  character  on  account  of  the  Junior

Obligations  for  application  to  the  payment  of  any  Senior  Obligations  then  existing.   In  the  event  that  a

Junior  Creditor  shall  fail  to  take  any  such  action  requested  by  Senior  Creditor,  Senior  Creditor  may,  as attorney-in-fact  for  such  Junior  Creditor,  take  such  action  on  behalf  of  Junior  Creditor  but  for  the  use  and

benefit  of  Senior  Creditor.   Each  Junior  Creditor  hereby  authorizes  and  empowers  (without  imposing  any obligation on) Senior Creditor, under the circumstances referred to in this paragraph 3(d) to demand, sue

for,  collect  and  receive  every  such  payment  and  distribution  and  give  acquittance  therefor.   Each  Junior

Creditor  or  any  other  holder  of  the  Junior  Obligations  shall  execute  and  deliver  to  Senior  Creditor  or  its representative  all  such  further  instruments  confirming  the  authorization  referred  to  in  this  paragraph

3(d),  and  any  powers  of  attorney  specifically  confirming  the  rights  of  Senior  Creditor  arising  hereunder,

and  all  such  proofs  of  claim,  assignments  of  claim  and  other  instruments  and  shall  take  all  such  other actions  as  may  be  requested  by  Senior  Creditor  or  its  representative  in  order  to  enable  Senior  Creditor  or its representative to enforce any and all claims upon or in respect of such Junior Obligations and to collect and  give  any  and  all  Distributions  or  payments  which  may  be  payable  or  deliverable  at  any  time  upon  or with respect to the Junior Obligations.

4.  Distributions; Payments in Trust.   Any Distribution received by  a Junior Creditor in contravention of the  terms  of  this  Agreement  shall  not  be  commingled  with  any  asset  of such  Junior  Creditor,  shall  be  held by  such  Junior  Creditor  in  trust  for  Senior  Creditor,  shall  be  delivered  by  such  Junior  Creditor  to  Senior

Creditor,   and   after   delivery   to   Senior   Creditor   may   be   applied   by   Senior   Creditor   to   the   Senior

Obligations  at  such  time  and  in  such  manner  in  Senior  Creditor’s  sole  discretion.    Should  a  Junior

Creditor  receive  any  Distribution  at  any  time  contrary  to  the  terms  of  this  Agreement,  such  Junior

Creditor  will  promptly  deliver  such  Distribution  to  Senior  Creditor  in  precisely  the  form  received  (except for  the  endorsement  or  assignment  of  the  Junior  Creditor where  necessary)  whether  it  is  due  or  not  due  to

Senior  Creditor  under  the  terms  of  the  Senior  Creditor  Loan  Documents,  and  until  so  delivered  the  same

shall  be  held  in  trust  by  such  Junior  Creditor  as  property  of  Senior  Creditor.   A  Distribution  made  under

this  Agreement  to  a  Junior  Creditor  and  that  is  delivered  to  Senior  Creditor  by  a  Junior  Creditor  pursuant to  the  foregoing,  is  not,  as  between  such  Junior  Creditor  and  Borrower,  a  payment  by  Borrower  of  or  on the  Junior  Obligations  of  such  Junior  Creditor  and  the  amount  remitted  by  such  Junior  Creditor  to  Senior

Creditor  shall  be  added  back  to  the  amount  of such  Junior  Creditor’s  Obligations  if  such  Distribution  was credited  by  such  Junior  Creditor  to  the  payment  of  such  Junior  Creditor’s  Obligations  prior  to  delivery  to

Senior Creditor.

5.  Enforcement of Security Interests.

(a)  Senior Creditor’s Rights and Remedies.   At all times prior to the final and indefeasible payment

in  cash  to  Senior  Creditor  and  performance  of  the  Senior  Obligations  in  full,  Senior  Creditor  shall  have

the  exclusive  right  to  enforce  rights  and  exercise  remedies  with  respect  to  the  Collateral.   In  exercising

rights  and  remedies  with  respect  to  the  Collateral,  Senior  Creditor  may  enforce  the  provisions  of  the

Senior  Creditor  Loan  Documents  and  exercise  remedies  thereunder,  all  in  such  order  and  in  such  manner as  provided  in  the  Senior  Creditor  Loan  Documents,  provided  that  Senior  Creditor  is  not  otherwise

prohibited  from  taking  such  action  by  the  applicable  terms  of  the  UCC  or  other  applicable  law.   Such

15 IGX Subord Agree Final.docx

exercise  and  enforcement  shall  include,  without  limitation,  the  rights  to  sell,  lease,  license  or  otherwise dispose  of  Collateral,  to  incur  expenses  in  connection  with  such  sale,  lease,  license  or  disposition  and  to exercise  all  the  rights  and  remedies  of  a  mortgagor  under  applicable  law,  and  of  a  secured  lender  under

the  UCC  and  the  Uniform  Commercial  Code  of  any  applicable  jurisdiction.    Without  in  any  manner

limiting  the  foregoing,  Junior  Creditor  agrees  that  Senior  Creditor  may  exercise  its  remedies  against  or with  respect  to  the  Collateral  in  any  order  permitted  under  the  terms  of  the  Senior  Creditor  Loan

Documents.

(b)  Right  to  Release;  Cooperation.   In  the  event  that  a  Junior  Creditor  shall,  despite  the  provisions of paragraph 6(c), below, obtain any security interest, mortgage, lien, charge or encumbrance in, on or to

any   Collateral   pursuant   to   the   Junior   Creditor   Documents,   by   operation   of   law,   or   by   any   legal,

administrative,  judicial  or  quasi-judicial  action  or  proceeding  (collectively,  “Junior  Security  Interests”),

then  Senior  Creditor’s  rights  with  respect  to  the  Collateral  include,  following  the  occurrence  and  during the  continuation  of  any  “Event  of  Default”  (as  such  term  is  defined  in  the  Senior  Loan  Documents)  the right  to  release  any  or  all  of  the  Collateral  from  such  Junior  Security  Interests in  connection  with  the  sale,

lease,  license  or  other  disposition  of  such  Collateral,  notwithstanding  that  the  net  proceeds  of  any  such

disposition  may  not  be  sufficient  to  repay  the  Senior  Obligations  and/or  Junior  Obligations  in  full.    If

Senior   Creditor   shall   determine   in   connection   with   any   sale,   lease,   license   or   other   disposition   of

Collateral following the occurrence and during the continuation of any “Event of Default” (as such term is defined in the Senior Loan Documents) that the termination of Junior Security Interests on  such Collateral is  necessary  or  advisable,  Junior  Creditor  shall  execute  such  documents  and  instruments  and  shall  take such  further  actions  as  Senior  Creditor  shall  reasonably  request  to  effectuate  the  release  and  termination

of  all  Junior  Security  Interests  on  such  Collateral.   Each  Junior  Creditor  hereby  irrevocably  constitutes

and  appoints Senior Creditor and  any  officer of Senior Creditor, with  full power of substitution, as its true and  lawful  attorney-in-fact  with  full  irrevocable  power  and  authority  in  the  place  and  stead  of  such  Junior

Creditor  and  in  the  name  of  such  Junior  Creditor  or  in  Senior  Creditor’s  own  name,  from  time  to  time  in

Senior  Creditor’s  discretion,  for  the  purpose  of  carrying  out  the  terms  of  this  paragraph,  to  take  any  and all  appropriate  action  and  to  execute  any  and  all  documents  and  instruments  which  may  be  necessary  or desirable  to  accomplish  the  purposes  of  this  paragraph,  including,  without  limitation,  any  financing

statements,  endorsements,  assignments  or  other  instruments  of  transfer  or  release.   Each  Junior  Creditor

hereby  agrees  to  cooperate  in  all  reasonable  respects  with  the  Senior  Creditor  to  permit  the  orderly liquidation of any Collateral by Senior Creditor pursuant to the terms hereof.

(c)  Assignment  of  Junior  Security  Interests.   In  the  event  that  a  Junior  Creditor  shall,  despite  the provisions  of  paragraph  6(c),  below,  obtain  any  Junior  Security  Interest  in,  to  or  on  any  Collateral,  then without  any  further  action  such  Junior  Creditor  such  Junior  Security  Interest  shall  be  deemed  assigned  to

Senior  Creditor  as  collateral  security  for  the  final  and  indefeasible  payment  in  cash  to  Senior  Creditor and  performance  of  the  Senior  Obligations  in  full  as  provided  in  the  Senior  Creditor  Loan  Documents.

Additionally,  in  such  case  such  Junior  Creditor  agrees  that  prior  to  the  final  and  indefeasible  payment  in cash  to  Senior  Creditor  and  performance  of  the  Senior  Obligations  in  full,  such  Junior  Creditor  shall  not take  any  action,  whether  as  a  creditor,  secured  party  or  otherwise,  to  (1)  enforce  or  foreclose  upon  such

Junior  Security  Interests,  or  levy  upon,  execute  upon,  attach,  take  possession  of  (directly  or  indirectly)  or otherwise  obtain  control  over  any  Collateral,  any  property,  real  or  personal,  of  any  Senior  Guarantor securing  the  Senior  Obligations,  or  any  interest  in  any  of  the  foregoing  (including,  but  not  limited  to,

taking  possession  of,  selling,  leasing,  licensing,  assigning,  disposing  of  or  otherwise  hypothecating  any

Collateral),  whether  pursuant  to  the  Junior  Creditor  Documents,  applicable  law  (including,  but  not limited  to,  the  UCC),  or  otherwise,  or  (2)  enforce  any  rights,  powers  or  remedies  with  respect  to  or against  any  Collateral,  any  property,  real  or  personal,  of  any  Senior  Guarantor  securing  the  Senior

Obligations,  or  any  interest  in  any  of  the  foregoing,  whether  under  the  Junior  Creditor  Documents,

applicable  law  (including,  but  not  limited  to,  the  UCC)  or  otherwise  (including,  but  not  limited  to,

notifying  Account  Debtors  with  respect  to  any  accounts,  or  exercising  any  rights  of  setoff  affecting  the

Collateral).

(d)  Waiver  of  Claims.   To  the  maximum  extent  permitted  by  law,  each  Junior  Creditor  waives  any claim it might have against Senior Creditor with respect to, or arising out of, any action or failure to act or any  error  of  judgment,  negligence,  or  mistake  or  oversight  whatsoever  on  the  part  of  Senior  Creditor,  or

15 IGX Subord Agree Final.docx

its  directors,  officers,  employees  or  agents  with  respect  to  any  exercise  of  rights  or  remedies  under  the

Senior  Creditor  Loan  Documents  or  under  applicable  law,  the  process  or  procedure  elected  by  Senior

Creditor  to  sell,  lease,  license  or  otherwise  dispose  of  any  or  all  of  the  Collateral,  or  any  transaction relating  to  the  Collateral,  except  with  respect  to  any  action,  failure  to  act,  error,  negligence,  mistake  or

oversight   by   Senior   Creditor   constituting   gross   negligence   or   willful   misconduct.     Neither   Senior

Creditor,  nor  any  of  its  directors,  officers,  employees  or  agents  shall  be  liable  to  any  Junior  Creditor  or any  other  person  for  failure  to  demand,  collect  or  realize  upon  any  of  the  Collateral  or  for  any  delay  in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of

Borrower  or  a  Junior  Creditor  or  any  other  person  or  to  take  any  other  action  whatsoever  with  regard  to the Collateral or any part thereof.

6.  Restrictions  on  Junior  Creditors.    Prior  to  the  final  and  indefeasible  payment  in  cash  to  Senior

Creditor  and  performance  of  the  Senior  Obligations  in  full,  and  notwithstanding  anything  contained  in any  of  the  Junior  Creditor  Documents  to  the  contrary,  no  Junior  Creditor  shall,  without  the  prior  written

consent   of   Senior   Creditor,   which   consent   may   be   granted   or   withheld   in   Senior   Creditor’s   sole

discretion, do any of the following:

(a)  amend,  modify,  restate  or  supplement  or  agree  to  any  amendment,  modification,  restatement  or supplement  of,  or  to,  the  Junior  Obligations  or  any  of  the  Junior  Creditor  Documents  in  any  manner;

provided,  however,  nothing  contained  herein  shall  prohibit  iGambit  as  the  shareholder  of  Borrower  from voting  to  or  taking  other  actions  to  amend,  restate  or  otherwise  modify  the  Borrower  Charter  Documents if  such  amendment,  restatement  or  modification  does  not  (i)  increase  the  amount  of  the  Borrower  Stock

Obligations, or (ii) accelerate the payment of any Borrower Stock Obligations;

(b)  accelerate  the  maturity  of,  demand  repayment  of  or  collect  all  or  any  portion  of  the  Junior

Obligations, notwithstanding (1) the occurrence of any default or event of default under and as defined in any of the Junior Creditor Documents or otherwise, or (2) any event, occurrence or condition, or series of events,  occurrences  or  conditions,  that  would  permit  a  Junior  Creditor  to  accelerate  maturity  of,  or demand  repayment  of, all  or  any  portion  of  the  Junior  Obligations, under  the Junior  Creditor  Documents,

applicable law or otherwise; or

(c)  obtain  any  security  interest,  lien,  charge,  mortgage  or  other  encumbrance  in,  on  or  to  any  of  the

Collateral.

7.  Protective  Actions  by  Subordinated  Creditors.   Notwithstanding  anything  to  the  contrary  contained

in  Section  6,  above,  but  subject  to  the  other  provisions  of  this  Agreement,  each  Subordinated  Creditor may:

(a)  Specifically  subject  to  the  provisions  of  Sections  11  and  12,  below,  file  a  proof  of  claim,  or statement  of  interest,  vote  on  a  plan  of  reorganization,  and  make  other  filings,  arguments  and  motions with respect to the Subordinated Obligations in any insolvency proceeding, by or against the Borrower;

(b)  Take  action  as  may  be  necessary  to  preserve  such  Subordinated  Creditor’s  rights  to  enforce  the

Subordinated   Obligations   against   Borrower,   including   actions   necessary   to   preserve   the   right   to

accelerate the Subordinated Obligations, actions necessary to preserve the right to declare a default of the

Subordinated  Obligations,  actions  necessary  to  preserve  the  right  to  demand  payment  from  the  Borrower of  the  Subordinated  Obligations,  and  actions  necessary  to  a  prevent  the  tolling  of  an  applicable  statute  of

limitations   on   such   Subordinated   Creditor’s   right   to   sue   for   payment   or   performance   of   such

Subordinated Creditor’s Subordinated Obligations;

(c)  File   necessary   pleadings   in   opposition   to   a   claim   objecting   to   or   otherwise   seeking   the

disallowance of such Subordinated Creditor’s Subordinated Obligations;

(d)  Specifically   subject   to   the   provisions   of  Sections   11   and   12,   below,  take   such   actions   as

generally  permitted  to  be  taken  by  unsecured  creditors  in  a  Bankruptcy  Proceeding,  provided  that  no such actions are adverse to the rights of the Senior Lender under this Agreement; and

(e)  With  respect  to  the  Subordinated  Note,  impose  and  accrue  interest  at  the  default  rate  of  interest under the Subordinated Note following a Subordinated Default under the Subordinated Note as permitted by the terms of the Subordinated Note.

15 IGX Subord Agree Final.docx

8.  Senior  Creditor’s  Rights;  Continued  Effectiveness  of  this  Agreement.   Senior  Creditor  may  take,

refrain  from  taking  or  omit  to  take  any  and  all  actions  with  respect  to  the  Senior  Obligations  without affecting  whatsoever  any  of  Senior  Creditor’s  rights  and  remedies  under  this  Agreement,  and  without

affecting   whatsoever   any   of   Junior   Creditors’   agreements,   liabilities   and   obligations   under   this

Agreement.   In  particular,  and  without  limitation,  the  subordination  effected  hereby,  and  the  rights  and remedies  of  Senior  Creditor  and  the  agreements,  liabilities  and  obligations  of  each  Junior  Creditor  arising hereunder,  shall  not  be  affected,  modified  or  impaired  in  any  manner  or  to  any  extent  by  Senior  Creditor at any time and from time to time and without notice of any kind to any Junior Creditor:

(a)  making  one  or  more  additional  loans  to  Borrower  whether  pursuant  to  the  terms  of  the  Senior

Creditor Loan Documents or otherwise;

(b)  altering,  amending,  restating,  extending,  replacing  or  otherwise  modifying  any  or  all  of  the

Senior Creditor Loan Documents;

(c)  altering,  compromising,  renewing,  extending,  accelerating  or  otherwise  changing  the  time  for payment  or  other  terms  of  the  Senior  Obligations  or  any  part  thereof,  including  but  not  limited  to

increasing   or   decreasing   of   the   principal   amount   of,   and   rate   of   interest   payable   on,   the   Senior

Obligations,  and  granting  one  or  more  extensions  of  the  Senior  Obligations  that  may  be  for  longer  than the original loan term;

(d)  granting  or  refrain  from  granting  any  waiver,  consent,  release,  indulgence,  extension,  renewal,

modification,  or  taking,  delaying  in  taking  or  refraining  from  or  failing  to  take,  any  action  in  respect  of the  Senior  Obligations  or  available  to  Senior  Creditor  under  any  of  the  Senior  Creditor  Loan  Documents or under applicable law;

(e)  taking  and  holding  security  interests,  mortgages,  liens,  charges  and  encumbrances  in,  on  or  to

Collateral  and  other  properties  and  assets  for  the  payment  of  the  Senior  Obligations,  and  exchanging,

enforcing,  waiving,  surrendering  and/or  releasing  any  such  security  interests,  mortgages,  liens,  charges and  encumbrances  in,  on  or  to  any  Collateral  subject  thereto,  with  or  without  the  substitution  of  new collateral on any terms or manner in Senior Creditor’s sole discretion;

(f)  releasing,  substituting,  agreeing  not  to  sue,  or  dealing  with  any  one  or  more  of  Borrower’s sureties, endorsers, or guarantors on any terms or manner in Senior Creditor’s sole discretion;

(g)  determining  how, when and what application of payments and credits shall be made with respect to the Senior Obligations;

(h)  applying  any  Collateral  subject  to  any  Security  Interests  of  Senior  Creditor,  or  any  proceeds thereof,  and  directing  the  order  or  manner  of  sale,  lease,  license  or  other  disposition  thereof,  as  Senior

Creditor in its sole discretion may determine; or

(i)  assigning  this  Agreement  in  whole  or  in  part,  or  any  interest  therein,  in  connection  with  an assignment  in  whole  or  in  part  of  the  Senior  Obligations  and/or  the  Senior  Creditor  Loan  Documents;

provided,  however,  that  notwithstanding  anything  to  the  contrary  contained  in  this  Agreement,  after  any such  assignment  the  assignee  thereof  shall  have  the  rights  and  obligations  of  Senior  Creditor  only  with respect to the portion of the Senior Obligations and/or Senior Creditor Loan Documents so assigned.

9.  Creditor Representations.   Each Creditor represents that:

(a)  no representations or agreements of any kind have been made to such party which would limit or qualify in any way the terms of this Agreement;

(b)  no  Creditor  has  made  any  representation  to  the  other  Creditor  as  to  the  creditworthiness  of

Borrower;

(c)  such  Creditor  has  established  adequate  means  of  obtaining  from  Borrower  on  a  continuing  basis

such  information  regarding  the  Borrower  as  it  deems  necessary.    Each  Creditor  agrees  that  no  other

Creditor  shall  have  any  obligation  to  disclose  to  it  information  or  material  acquired  by  such  Creditor  in the course of its relationship with Borrower;

15 IGX Subord Agree Final.docx

(d)  nothing  contained  in  this  Agreement  or  otherwise  will  in  any  event  be  deemed  to  create  any fiduciary  relationship  between  the  Creditors  or  to  constitute  any  Creditor  the  agent  of  the  other  Creditor

for  any  purpose.    Each  Creditor  shall  be  individually  responsible  for  managing  its  relationship  with

Borrower; and

(e)  notwithstanding   anything   to   the   contrary   contained   herein,   neither   Senior   Creditor’s   right

receive  repayment  of  the  Senior  Obligations  prior  to  repayment  of  the  Junior  Obligations  as  described  in this  Agreement,  nor  Senior  Creditor’s  right  to  prohibit  Distributions  and  other  payments  in  connection with the Junior Obligations pursuant to the terms of this Agreement, shall directly or indirectly require or otherwise  obligate  any  Creditor  to  provide  any  loan,  financing  or  other  financial  accommodation  to

Borrower.

10.  Waivers of Creditors.  Each Creditor waives any right to require the other Creditor:

(a)  to  make,  extend,  renew,  replace  or  modify  any  loan  to  Borrower  or  to  grant  any  other  financial accommodation to Borrower whatsoever;

(b)  to   make  or  deliver  to   Borrower  any   presentment,  protest,  demand,  or  notice  of  any   kind,

including notice of any nonpayment of any Obligations;

(c)  except as expressly  provided  by  the terms of this Agreement, to  make or deliver to  such  Creditor notice  of  any  action,  non-action,  waiver  or  default  on  the  part  of  Borrower  in  connection  with  any

Obligations owed to such Creditor;

(d)  except as expressly provided by the terms of this Agreement, to make or deliver to such Creditor notice  of  any  action,  non-action,  or  waiver  by  any  other  creditor  of  Borrower  or  any  surety,  endorser,  or other guarantor in connection with any Obligations of such Creditor;

(e)  to resort for payment or to proceed directly or at once against any person, including Borrower;

(f)  to  proceed  directly  against  or  exhaust  any  security  interests,  mortgages,  liens,  charges  or  other encumbrances  on  any  Collateral  or  any  other  assets  or  properties  securing  repayment  of  such  Creditor’s

Obligations, if any;

(g)  except  as  expressly  provided  by  the  terms  of  this  Agreement,  to  pursue  any  right  or  remedy within such Creditor's power; or

(h)  to  commit  any  act  or  omit  to  take  any  action  of  any  kind,  at  any  time,  with  respect  to  any  matter whatsoever, except as provided in this Agreement.

11.  Liquidation; Dissolution; Bankruptcy.  In the event of (x) any insolvency, bankruptcy, receivership,

custodianship,  liquidation,  reorganization,  readjustment  of  debt,  arrangement,  composition,  assignment for  the  benefit  of  creditors,  or  other  similar  proceeding  relative  to  Borrower  or  its  creditors,  as  such,  or  its property,  or  (y)  any  proceeding  of  Borrower  for  voluntary  liquidation,  dissolution,  winding  down  or bankruptcy proceedings (collectively, an “Insolvency Event”), then and in any such event:

(a)  All  of  the  Senior  Obligations  shall  first  be  finally  and  indefeasibly  paid  in  cash  to  the  Senior

Creditor  in  full  before  any  Distribution  or  other  payment  or  distribution  of  any  kind  or  character  and whether in cash, property, or securities, shall be made in respect of the Junior Obligations;

(b)  Until  the  Senior  Obligations  are  finally  and  indefeasibly  paid  in  cash  to  Senior  Creditor  in  full,

any  Distribution  or  other  payment  or  distribution  of  any  kind  or  character  and  whether  in  cash,  property,

or  securities,  which  shall  be  payable  or  deliverable  upon  or  in  respect  of  the  Junior  Obligations  to  any

Junior  Creditor  shall  be  paid  or  delivered  directly  to  Senior  Creditor  for  application  in  payment  of  the amounts then due with respect to the Senior Obligations, and each Junior Creditor irrevocably authorizes,

empowers  and  directs  all  receivers,  custodians,  trustees,  liquidators,  conservators  and  others  having authority in the assets, property or premises of Borrower to effect all such payments and deliveries;

(c)  Notwithstanding  any  statute,  including,  without  limitation,  the  United  States  Bankruptcy  Code

(the  “Bankruptcy  Code”),  any  rule  of  law  or  bankruptcy  procedures  to  the  contrary,  the  right  of  Senior

Creditor  hereunder  to  have  all  of  the  Senior  Obligations  paid  and  satisfied  in  cash  in  full  prior  to  the payment  of  any  of  the  Junior  Obligations  shall  include,  without  limitation,  the  right  of  Senior  Creditor  to

15 IGX Subord Agree Final.docx

be paid in full all interest accruing on the Senior Obligations due to it after the filing of any petition by or against  Borrower  in  connection  with  any  bankruptcy  or  similar  proceeding  or  any  other  proceeding referred  to  in  this  paragraph,  hereof,  prior  to  the  payment  of  any  amounts  in  respect  to  the  Junior

Obligations,  including,  without  limitation,  any  interest  due  to  any  Junior  Creditor  accruing  after  such date; and

(d)  Each  Junior  Creditor  hereby  authorizes  Senior  Creditor  to  file  an  appropriate  claim  for  and  on behalf  of  such  Junior  Creditor  on  account  of  such  Junior  Creditor’s  Obligations,  if  such  Junior  Creditor does not file, and there is not otherwise filed on behalf of such Junior Creditor, a proper claim or proof of claim  in  connection  with  such  Junior  Creditor’s  Obligations  in  the  form  required  in  any  proceeding relating  to  an  Insolvency  Event  prior  to  ten  (10)  days  before  the  expiration  of  the  time  to  file  such  claim,

claims  or  proof  of  claim.   In  connection  with  such  authorization,  each  Junior  Creditor hereby  irrevocably authorizes,  empowers,  and  appoints  Senior  Creditor  as  such  Junior  Creditor’s  agent  and  attorney-in-fact to  execute,  verify,  deliver  and  file  such  proofs  of  claim  and  to  receive  and  collect  any  and  all  dividends,

payments,  or  other  disbursements  made  thereon  in  whatever  form  the  same  may  be  paid  or  issued  and  to apply the same on account of such Junior Creditor’s Obligations.

12.  Provisions Applicable After Bankruptcy.

(a)  This  Agreement  shall  continue  in  full  force  and  effect  after  the  filing  of  any  petition  (“Petition”)

by  or  against  Borrower  under  the  Bankruptcy  Code  and  all  converted  or  succeeding  cases  in  respect

thereof.   All  references  herein  to  Borrower,  any  subsidiary  or  any  Senior  Guarantor  shall  be  deemed  to apply  to  Borrower,  any  subsidiary  or  such  Senior  Guarantor  as  debtor-in-possession  and  to  a  trustee  for

Borrower,  any  subsidiary  or  such  Senior  Guarantor.   The  Senior  Obligations  shall  continue  to  be  treated as  Senior  Obligations  and  the  provisions  of  this  Agreement  shall  continue  to  govern  the  relative  rights and  priorities  of  Senior  Creditor  and  the  Junior  Creditors  even  if  all  or  part  of  the  Senior  Obligations  or

the   Senior   Creditor’s   Security   Interests   in   any   Collateral   are   subordinated,   set   aside,   avoided   or

disallowed  in  connection  with  any  Insolvency  Event,  and  this  Agreement  shall  be  reinstated  if  at  any time  any  payment  of  any  of  the  Senior  Obligations  is  rescinded  or  must  otherwise  be  returned  by  any holder of all or any portion of the Senior Obligations or any representative of such holder.

(b)  Each  Creditor  agrees  not  to  initiate  or  prosecute  or  encourage  any  other  person,  group  of persons,  any  organization  or  enterprise,  or  group  of  organizations  or  enterprises,  to  initiate  or  prosecute any  claim,  action  or  other  proceeding  challenging  the  enforceability  of  the  Senior  Obligations  or  the

Junior Obligations, as applicable, or any Security Interests of Senior Creditor in any Collateral.

(c)  Each  Junior  Creditor  agrees  that  it  shall  not  propose  or  enter  into  any  debtor-in-possession financing  that  benefits  from  any  Security  Interests  that  is  or  are  equal  to  or  prior  in  right  to  Senior

Creditor’s  Security  Interests  in  any  Collateral,  whether  arising  pre-Petition  or  post-Petition,  and  whether all or any portion of the  Senior Obligations or all or any of the Senior Creditor’s Security Interests in any

Collateral are pre-Petition or post-Petition.

(d)  Each  Junior  Creditor  agrees  that  it  will  not  vote  for  any  plan  of  reorganization  or  propose  a  plan of  reorganization  which  provides  for  other  than  payment  in  full  of  the  Senior  Obligations  in  cash  to

Senior Creditor at the time of the effective date of such plan of arrangement.

(e)  No  Junior  Creditor  shall  contest  (or  support  any  other  person  contesting)  (i)  any  request  by

Senior  Creditor  for  adequate  protection,  or  (ii)  any  objection  by  Senior  Creditor  to  any  motion,  relief,

action or proceeding based on Senior Creditor claiming a lack of adequate protection.

(f)  If  Borrower,  any  subsidiary  or  any  Senior  Guarantor  shall  become  subject  to  a  proceeding  under the  Bankruptcy  Code, and  if  Senior  Creditor shall desire  to  permit the  use  of  cash  collateral or  to  provide post-Petition  financing  to  Borrower  under  the  Bankruptcy  Code,  each  Junior  Creditor  agrees  as  follows:

(i)  adequate  notice  to  such  Junior  Creditor  shall  be  deemed  to  have  been  provided  for  such  consent  or post-Petition  financing  if  such  Junior  Creditor  receives  notice  thereof  two  (2)  Business  Days  (or  such shorter notice as is given to Senior Creditor) prior to the earlier of (a) any hearing on a request to approve such  post-Petition  financing,  or  (b)  the  date  of  entry  of  an  order  approving  same,  and  (ii)  no  objection will  be  raised  by  such  Junior  Creditor  to  any  such  use  of  cash  collateral  or  such  post-Petition  financing from  Senior  Creditor  (and  such  Junior  Creditor  shall  be  deemed  to  have  consented  thereto)  and  such

15 IGX Subord Agree Final.docx

Junior  Creditor  will  not  request  adequate  protection  or  any  other  relief  in  connection  therewith, except as expressly agreed upon in writing by Senior Creditor.

(g)  No  Junior  Creditor  shall  seek  relief  from  the  automatic  stay  or  any  other  stay  in  any  federal  or state bankruptcy, insolvency or liquidation proceeding in respect of the Senior Obligations.

(h)  Each  Junior  Creditor  agrees  that  it  will  not  raise  any  objection  or  oppose  a  sale  or  other disposition of any Collateral that is subject to any Security Interests of Senior Creditor in such Collateral,

whether  pre-  or  post-Petition,  free  and  clear  of  any  Security  Interests  of  such  Junior  Creditor  on  such

Collateral,  if  any  and  whether  pre-  or  post-Petition,  or  other  claims  under  Section  363  of  the  Bankruptcy

Code  if  Senior  Creditor  has  consented  to  such  sale  or  disposition  of  such  Collateral.    Each  Junior

Creditor will be deemed to have consented under Section 363 of the Bankruptcy Code to any such sale or

other   disposition   supported   by   Senior   Creditor   and   to   have   released   its   Security   Interests   in   such

Collateral,  if  any  and  whether  pre-  or  post-Petition,  provided  that  (i)  such  Junior  Creditor’s  Security

Interests in such Collateral, if any and whether pre- or post-Petition, attach to the proceeds of such sale or disposition  with  the  same  priority  and  validity  as  such  Junior  Creditor’s  Security  Interests,  if  any  and whether  pre-  or  post-Petition,  held  on  the  Collateral  disposed  of  in  such  sale  or  disposition,  and  (ii)  such

Junior  Creditor  will  not  be  deemed  to  have  waived  any  right  to  bid  in  connection  with  such  sale  or disposition,  and  will  retain  its  right  to  credit  bid  on  the  Collateral  in  any  such  sale  or  disposition  in accordance with Section 363 of the Bankruptcy Code.

13.  Subrogation.     After  the  Senior  Obligations  are  finally  and  indefeasibly  paid  in  cash  to  Senior

Creditor in full and until a Junior Creditor’s Obligations are finally and indefeasibly in cash to such Junior

Creditor  in  full,  such  Junior  Creditor  shall  be  subrogated  to  the  rights  of  Senior  Creditor  to  receive

Collateral  Distributions  applicable  to  the  repayment  of  the  Senior  Obligations  to  the  extent  that  Collateral

Distributions  otherwise  payable  to  such  Junior  Creditor  have  been  applied  to  the  payment  of  the  Senior

Obligations.    A  Distribution  made  under  this  Agreement  to  Senior  Creditor  on  account  of  the  Senior

Obligations  which  otherwise  would  have  been  made  to  a  Junior  Creditor,  or  that  is  made  to  a  Junior

Creditor  in  violation  of  any  term  or  provision  of  this  Agreement  and  that  is  delivered  to  Senior  Creditor by  such  Junior  Creditor,  is  not,  as  between  such  Junior  Creditor  and  Borrower,  a  payment  by  the

Borrower of or on such Junior Creditor’s Obligations.

14.  Obligations  of  the  Borrower  Unconditional.   Subject  to  the  provisions  of  this  Agreement,  nothing contained  in  this  Agreement  is  intended  to  or  shall  impair,  as  between  Borrower  and  any  Creditor,  the obligations  of  Borrower,  which  are  absolute  and  unconditional,  to  pay  to  such  Creditor  all  Obligations  of

Borrower  to  such  Creditor,  as  and  when  the  same  shall  become  due  and  payable  in  accordance  with  such

Creditor’s  Loan  Documents,  or  is  intended  to  or  shall  affect  the  relative  rights  of  the  creditors  of  the

Borrower other than the Creditors.

15.  Duration  and  Termination;  Reinstatement.   This  Agreement  shall  remain  in  full  force  and  effect until  (a)  the  final  and  indefeasible  payment  to  Senior  Creditor  in  cash  of  all  of  the  Senior  Obligations  in full,  and  (b)  the  termination  of  Senior  Creditor’s  obligations  to  lend  to  Borrower  under  the  Senior

Creditor  Loan  Documents.   In  the  event  that  Senior  Creditor is  required,  pursuant  to  any  provisions  of  the

Bankruptcy   Code   or   any   successor   statute   thereto,   or   reason   of   any   bankruptcy,   reorganization,

arrangement,  composition  or  similar  proceeding  or  as  a  result  of  the  appointment  of  a  receiver,  intervenor or  conservator  of,  or  trustee  or  similar  officer  for,  the  Borrower  or  any  substantial  part  of  Borrower’s property,  or  otherwise,  to  repay  any  amount  of  any  Collateral  Distribution  paid  to  Senior  Creditor  by

Borrower  in  satisfaction  of  the  Senior  Obligations,  this  Agreement  will  be  revived  and  continue  in  full force and effect, all as though such Collateral Distribution had not been made.

16.  Miscellaneous Provisions.

(a)  Further  Assurances.   Junior  Creditors  at  their  own  expense  and  at  any  time  from  time  to  time,

upon  the  written  request  of  Senior  Creditor  will  promptly  and  duly  execute  and  deliver  such  further instruments  and  documents  and  take  such  further  actions  as  Senior  Creditor  reasonably  may  request  for the  purposes  of  obtaining  or  preserving  the  full  benefits  of  this  Agreement  and  of  the  rights  and  powers herein granted.

15 IGX Subord Agree Final.docx

(b)  Entire  Agreement;  Amendments.    This  Agreement  constitutes  the  entire  understanding  and

agreement  of  the  parties  as  to  the  matters  set  forth  in  this  Agreement.   To  the  extent  there  is  any  conflict

between  this  Agreement  and  any  Loan  Document  or  any  other  document  evidencing  the  Obligations,  this

Agreement  shall  control  among  the  Creditors,  but  shall  not  provide  the  Borrower  with  any  rights  in

connection  with  such  Loan  Document.    Notwithstanding  anything  contained  herein  to  the  contrary,  no provision  of  this  Agreement  is  intended  to  benefit  any  party  other  than  the  signatories  hereto,  nor  shall

any  such  provision  be  enforceable  by  any  other  party.   The  provisions  of  this  Agreement  supersede  and

replace,  in  their  entirety,  any  other  intercreditor  agreement  or  subordination  agreement  entered  into

among  any  of  the  parties  hereto  with  respect  to  the  matters  set  forth  in  this  Agreement.   No  alteration  of

or  amendment  to  this  Agreement  shall  be  effective  unless  made  in  writing  and  signed  by  each  of  the

Creditors  and  Borrower;  provided  that  the  Creditors  may  enter  into  an  amendment  of  this  Agreement without  the  consent  of  Borrower  in  the  event  that  such  amendment  does  not  in  any  way  affect  any agreements or obligations of Borrower hereunder.

(c)  No  Third  Party  Beneficiaries.   The  terms  and  provisions  of  this  Agreement  are  solely  for  the benefit  of  the  Creditors  and  their  respective  successors  and  assigns  and  shall  not  benefit  in  any  way  any other  person  not  specifically  a  party  to  the  agreement,  including  but  not  limited  to  Borrower  or  any guarantor  of  the  Obligations.  Nothing  in  this  Agreement  is  intended  to  effect,  limit,  or  in  any  way diminish  the  interests  that  each  Creditor  claims  in  their  respective  Security  Interests  so  far  as  the  rights  of

Borrower and third parties are concerned. The Creditors specifically reserve any and all of their respective rights,  security  interest,  and  right  to  assert  interest  against  Borrower  and  any  third  parties,  including guarantors of the Obligations.

(d)  Rights  and  Remedies  Cumulative.   Senior  Creditor’s  rights  and  remedies  under  this  Agreement shall  be  cumulative  and  not  alternative  or  exclusive,  irrespective  of  any  other  rights  or  remedies  that  may be  available  to  Senior  Creditor  under  any  Senior  Creditor  Loan  Document,  by  operation  of  law  or otherwise,  and  may  be  exercised  by  Senior  Creditor  at  such  time  or  times  and  in  such  order  as  Senior

Creditor  in  Senior  Creditor’s  sole  discretion  may  determine,  and  are  for  the  sole  benefit  of  Senior

Creditor.   Senior  Creditor’s  failure  to  exercise  or  delay  in  exercising  any  right  or  remedy  shall  not  (a)

preclude  Senior  Creditor  from  exercising  such  right  or  remedy  thereafter,  (b)  preclude  Senior  Creditor from  exercising any other right or remedy of Senior Creditor, or (c) result in liability to Senior Creditor or

Senior   Creditor’s   affiliates   or   their   respective   members,   managers,   shareholders,   directors,   officers,

partners, employees, consultants or agents.

(e)  Strict  Performance.   The  failure  by  Senior  Creditor  at  any  time  to  require  any  Junior  Creditor’s strict  compliance  with  or  performance  of  any  provision  of  this  Agreement  shall  not  waive,  affect,  impair or diminish  any  right of Senior Creditor thereafter to  demand  Junior Creditors’ strict compliance  with  and

performance  of  such  provision.   Any  suspension  or  waiver  by  Senior  Creditor  of  any  default  by  a  Junior

Creditor  of  the  terms  of  this  Agreement  shall  not  suspend,  waive  or  affect  any  other  default  by  any  Junior

Creditor,  whether  the  same  is  prior  or  subsequent  to  such  suspension  or  waiver  and  whether  of  the  same or a different type.

(f)  Successors  and  Assigns.   This  Agreement,  without  further  reference,  shall  pass  to  and  may  be

relied  on  and  enforced  by  any  assignee,  transferee  or  subsequent  holder  of  any  of  the  Obligations.   In  the

event  of  any  sale,  assignment,  disposition  or  other  transfer  of  any  of  the  Obligations,  the  transferring

Creditor   shall   cause   the   transferee   thereof   to   execute   and   deliver   to   the   other   Creditor   a   written

acknowledgment   of   the   binding   effect   of   this   Agreement   on   such   transferee   and   of   the   continued

effectiveness  of  all  of  the  rights  of  such  other  Creditor  arising  under  this  Agreement,  or  an  agreement substantially  identical  with  this  Agreement  in  form  and  substance  acceptable  to  such  other  Creditor  in such other Creditor’s reasonable discretion.

(g)  General  Waivers.   No  party  shall  be  deemed  to  have  waived  any  rights  granted  to  such  party under  this  Agreement  unless  such  waiver  is  given  in  writing  and  signed  by  the  party  against  whom  such

waiver  is  enforced.   No  delay  or  omission  on  the  part  of  any  party  in  exercising  any  right  shall  operate  as

a  waiver  of  such  right  or  any  other  right.   A  waiver  by  any  party  of  any  provision  of  this  Agreement  shall not  prejudice  or  constitute  a  waiver  of  such  party's  right  otherwise  to  demand  strict  compliance  with  that

provision  or  any  other  provision  of  this  Agreement.    No  prior  waiver  by  any  party,  nor  any  course  of

15 IGX Subord Agree Final.docx

dealing  between  any  of  the  parties,  shall  constitute  a  waiver  of  any  of  such  party's  rights  or  of  another

party's  obligations  as  to  any  further  transactions.   Whenever  the  consent  of  a  party  is  required  under  this

Agreement,  the  granting  of  such  consent  by  such  party  in  any  instance  shall  not  constitute  continuing consent  to  subsequent  instances  where  such  consent  is  required  and  in  all  cases  such  further  consent  may be granted or withheld in the sole discretion of such party.

(h)  Severability.   In  the  event  that  any  provision  of  this  Agreement  is  deemed  to  be  invalid,  illegal or  unenforceable  by  reason  of  the  operation  of  any  law  or  by  reason  of  the  interpretation  placed  thereon

by   any   court   or   governmental   authority,   the   validity,   legality   and   enforceability   of   the   remaining

provisions  of  this  Agreement  shall  not  in  any  way  be  affected  or  impaired  thereby,  and  the  affected provision  shall  be  modified  to  the  minimum  extent  permitted  by  law  so  as  most  fully  to  achieve  the intention of this Agreement.

(i)  Notice.   Wherever  this  Agreement  provides  for  notice  to  any  party  (except  as  expressly  provided

to   the   contrary),   it   shall   be   given   by   messenger,   facsimile,   certified   U.S.   mail   with   return   receipt

requested,   or   nationally   recognized   overnight   courier   with   receipt   requested,   effective   when   either

received  or  receipt  rejected  by  the  party  to  whom  addressed,  and  shall  be  addressed  as  provided  in  the

Notice Schedule, or to such other address as the party affected may hereafter designate.

(j)  GOVERNING    LAW;    CONSENT    TO    JURISDICTION.

THIS    AGREEMENT    WAS

NEGOTIATED   IN   THE   STATE   OF   NEW   YORK,  AND   MADE   BY   SENIOR   CREDITOR   AND

ACCEPTED  BY  EACH  JUNIOR  CREDITOR  IN  THE  STATE  OF  NEW  YORK.  THE  PARTIES

AGREE  THAT  THE  STATE  OF  NEW  YORK  HAS  A  SUBSTANTIAL  RELATIONSHIP  TO  THE

PARTIES    AND    TO    THE    UNDERLYING    TRANSACTIONS    CONTEMPLATED    BY    THIS

AGREEMENT,    AND    IN    ALL    RESPECTS,    INCLUDING    MATTERS    OF    CONSTRUCTION,

VALIDITY   AND   PERFORMANCE,   THIS   AGREEMENT   AND   THE   OBLIGATIONS   ARISING

HEREUNDER  SHALL  BE  GOVERNED  BY,  AND  CONSTRUED  IN  ACCORDANCE  WITH,  THE

LAWS    OF    THE    STATE    OF    NEW    YORK    APPLICABLE    TO    CONTRACTS    MADE    AND

PERFORMED   ENTIRELY   IN   SUCH   STATE   WITHOUT   REGARD   TO   ITS   PRINCIPLES   OF

CONFLICTS  OF  LAWS.   TO  THE  FULLEST  EXTENT  PERMITTED  BY  LAW, SENIOR  CREDITOR

AND  EACH  JUNIOR  CREDITOR  HEREBY  UNCONDITIONALLY  AND  IRREVOCABLY  WAIVE

ANY  CLAIM  TO  ASSERT  THAT  THE  LAW  OF  ANY  OTHER  JURISDICTION  GOVERNS  THIS

AGREEMENT,  AND  THIS  AGREEMENT  SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN

ACCORDANCE   WITH   THE   LAWS   OF   THE   STATE   OF   NEW   YORK   APPLICABLE   TO

CONTRACTS  MADE  AND  PERFORMED  ENTIRELY  IN  SUCH  STATE  WITHOUT  REGARD  TO

ITS  PRINCIPLES  OF  CONFLICTS  OF  LAWS.    ANY  LEGAL  SUIT,  ACTION  OR  PROCEEDING

AGAINST  SENIOR  CREDITOR  OR  ANY  JUNIOR  CREDITOR  ARISING  OUT  OF  OR  RELATING

TO  THIS  AGREEMENT  SHALL  BE  INSTITUTED  IN  THE  SOLE  OPTION  OF  SENIOR  CREDITOR

IN  ANY  FEDERAL  OR  STATE  COURT  LOCATED  IN  WESTCHESTER  COUNTY,  NEW  YORK

PURSUANT   TO   SECTION   5-1402   OF   THE   NEW   YORK   GENERAL   OBLIGATIONS   LAW;

PROVIDED,   HOWEVER,   SENIOR   CREDITOR   MAY,   AT   ITS   OPTION,   COMMENCE   ANY

ACTION,  SUIT  OR  PROCEEDING  IN  ANY  OTHER  APPROPRIATE  FORUM  OR  JURISDICTION

TO   OBTAIN   POSSESSION   OF   OR   FORECLOSE   UPON   ANY   COLLATERAL,   TO   OBTAIN

EQUITABLE  RELIEF  OR  TO  ENFORCE  ANY  JUDGMENT  OR  ORDER  OBTAINED  BY  SENIOR

CREDITOR  AGAINST  ANY  JUNIOR  CREDITOR  OR  BORROWER  OR  WITH  RESPECT  TO  ANY

COLLATERAL,  TO  ENFORCE  ANY  RIGHT  OR  REMEDY  UNDER  THIS  AGREEMENT  OR  TO

OBTAIN  ANY  OTHER  RELIEF  DEEMED  APPROPRIATE  BY  SENIOR  CREDITOR,  AND  SENIOR

CREDITOR  AND  EACH  JUNIOR  CREDITOR  WAIVES  ANY  OBJECTION  WHICH  IT  MAY  NOW

OR   HEREAFTER   HAVE   TO   THE   LAYING   OF   VENUE   OF   ANY   SUCH   SUIT,   ACTION   OR

PROCEEDING,    AND    SENIOR    CREDITOR    AND    EACH    JUNIOR    CREDITOR    HEREBY

IRREVOCABLY   SUBMITS   TO   THE   JURISDICTION   OF   ANY   SUCH   COURT   IN   ANY   SUIT,

ACTION  OR  PROCEEDING.   EACH  OF  THE  PARTIES  ACCEPTS  FOR  ITSELF  THE  EXCLUSIVE

JURISDICTION  OF  THE  AFORESAID  COURTS  AND  WAIVES  ANY  DEFENSE  OF  FORUM  NON

CONVENIENS.   EACH  JUNIOR  CREDITOR  REPRESENTS  AND  ACKNOWLEDGES  THAT  IT  HAS

REVIEWED  THIS  CONSENT  TO  JURISDICTION  PROVISION  WITH  ITS  LEGAL  COUNSEL, AND

HAS  MADE  THIS  WAIVER  KNOWINGLY  AND  VOLUNTARILY,  WITHOUT  COERCION  OR

15 IGX Subord Agree Final.docx

DURESS.

(k)  WAIVER  OF  JURY  TRIAL.   EACH  OF  THE  PARTIES  HERETO  WAIVES  THE  RIGHT  TO

A  JURY  IN  ANY  TRIAL  OF  ANY  CASE  OR  CONTROVERSY  WHICH  CASE  OR  CONTROVERSY

ARISES  OUT  OF  OR  IS  IN  RESPECT  OF  ANY  DEALINGS  AMONG  THEM  OR  ANY  ONE  OF

THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT.

(l)  Counterparts.    This  Agreement  may  be  executed  in  one  or  more  counterparts,  each  of  which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(m)  UCC  Notice.   Each Creditor hereby (i) acknowledges that this Agreement constitutes notice, for the  purposes  of  Section  9-611  of  the  UCC,  that  the  other  Creditor  holds  a  security  interest  in,  on  or  to  its respective  Collateral,  and  (ii)  waives  any  right  to  compel  any  marshaling  of  the  Collateral  by  such  other

Creditor.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

15 IGX Subord Agree Final.docx

IN  WITNESS  WHEREOF,  each  of  the  parties  intending  to  be  bound  hereby  has  caused  this  Agreement to be executed by its duly authorized representative as of the date first above written.

SENIOR CREDITOR:

KELTIC FINANCIAL PARTNERS II, LP

By:  KELTIC FINANCIAL SERVICES, LLC, its General Partner

By:

Name:

Its:

JUNIOR CREDITORS:

IGX GLOBAL, INC.

By:

Name:

Its:

IGAMBIT, INC.

By:

Name:

Its:

SELLER SHAREHOLDER

THOMAS DUFFY

15 IGX Subord Agree Final.docx

NOTICE SCHEDULE

If to Senior Creditor:

Keltic Financial Partners II, LP

Attn: John P Reilly, President and CEO

580 White Plains Road, Suite 610

Tarrytown, NY  10591

Tel: (914) 921-3555 (ext. 208)

Fax: (914) 921-1154

Keltic Financial Partners II, LP

Attn: Oleh Szczupak, Executive Vice President and Chief

Credit Officer

580 White Plains Road, Suite 610

Tarrytown, NY  10591

Tel: (914) 921-3555 (ext. 221)

Fax: (914) 921-1154

With a copy to:

Terrence A. Greiner, Esq.

5687 Main Street

Williamsville, NY 14221

Tel: (716) 626-9993

Fax: (888) 234-4580

If to iGambit:

Elisa Luqman

Executive Vice President and General Counsel

iGambit Inc.

1050 W. Jericho Turnpike

Suite A

Smithtown, New York 11787

Tel: (631) 670-6777

Fax: (631) 670-6780

With a copy to:

Joel Mayersohn, Esq.

Roetzel & Andress

350  East Las Olas Boulevard

Las Olas Centre II, Suite 1150

Fort Lauderdale, FL 33303-0310

Tel: (954) 759-2763

Fax: (954) 462-4260

If to Seller:

Thomas Duffy

Chief Executive Officer

IGXGLOBAL, CORP.

50 Inwood Road

Rocky Hill, CT 06067

Tel: (860) 513-0112

Fax: (860) 513-1105

With a copy to:

Gregg Lallier, Esq.

Updike, Kelly & Spellacy, P.C.

100 Pearl Street - 17th Floor

Hartford, CT  06103

Tel: (860) 548-2600

Fax: (860) 548-2680

15 IGX Subord Agree Final.docx

BORROWER ACKNOWLEDGMENT

IGXGLOBAL,  CORP.,  a  corporation  organized  under  the  laws  of  the  State  of  Delaware  (“Borrower”),

herby   acknowledges   and   agrees   that   it   has   read   and   understands   the   terms   and   provisions   of   the

Subordination   Agreement   (the   “Subordination   Agreement”)   dated   on   or   about   the   date   of   this

Acknowledgment  between  IGX  GLOBAL,  INC.,  a  corporation  organized  under  the  laws  of  the  State  of

New   Jersey   (“Seller”),   THOMAS   DUFFY,   an   individual   residing   at   18   Jodi   Drive,   Wallingford,

Connecticut  06492  (“Seller  Shareholder”),  IGAMBIT  INC.,  a  corporation  organized  under  the  laws  of the  State  of  Delaware  (“iGambit”,  and  together  with  Seller,  the  “Junior  Creditors”)  and  KELTIC

FINANCIAL  PARTNERS  II,  LP,  a  Delaware  limited  partnership  (“Senior  Creditor”).   All  capitalized

terms   not   defined   in   this   Acknowledgment   shall   have   the   meanings   ascribed   to   such   terms   in   the

Subordination Agreement.

By   executing   this   Acknowledgment,   Borrower   confirms   that   payment   of   the   Junior   Obligations   is

subordinated to the prior final and indefeasible payment in cash to Senior Creditor and performance of the

Senior  Obligations  in  full  to  the  extent  and  in  the  manner  described  in  the  Subordination  Agreement,  and that pursuant thereto:

1.

During  the  term  of  the  Subordination  Agreement,  Borrower  shall  not  make  any  Distribution  to  a

Junior  Creditor,  other  than  any  Distributions  specifically  permitted  under  the  provisions  of  Section  3  of the Subordination Agreement;

2.

Nothing  contained  in  the  Subordination  Agreement  is  intended  to  or  shall  impair,  as  between

Borrower  and  any  Creditor,  the  obligations  of  Borrower,  which  are  absolute  and  unconditional,  to  pay  to such  Creditor  all  Obligations  of  Borrower  to  such  Creditor,  as  and  when  the  same  shall  become  due  and payable in accordance with such Creditor’s Loan Documents;

3.

Borrower  will,  at  its  own  expense  and  at  any  time  from  time  to  time,  promptly  and  duly  execute

and   deliver   such   further   instruments   and   documents   and   take   such   further   actions   as   any   Creditor

reasonably  may  request  for  the  purposes  of  obtaining  or  preserving  the  full  benefits  of  the  Subordination

Agreement and of the rights and powers granted to such Creditor therein;

4.

Borrower  agrees  to  pay  upon  demand  all  costs  and  expenses  of  Senior  Creditor  incurred  in

connection  with  the  enforcement  of  the  Subordination  Agreement.   Such  costs  and  expenses  shall  include

Senior Creditor’s reasonable attorney's fees and legal expenses whether or not there is a lawsuit, including attorneys'  fees  and  legal  expenses  for  bankruptcy  proceedings  (and  including  efforts  to  modify  or  vacate

any   automatic   stay   or   injunction),   appeals,   and   any   anticipated   post-judgment   collection   services.

Borrower also shall pay all court costs and such additional fees as may be directed by the court in any suit or legal proceeding instituted in connection with the enforcement of the Subordination Agreement; and

5.

The  terms  and  provisions  of  the  Subordination  Agreement  are  solely  for  the  benefit  of  the

Creditors  and  their  respective  successors  and  assigns  and  shall  not  benefit  in  any  way  any  other  person not  specifically  a  party  to  the  agreement  including  but  not  limited  to  Borrower  or  any  guarantor  of  the

Obligations.    To  the  extent  there  is  any  conflict  between  the  Subordination  Agreement  and  any  Loan

Document  or  any  other  document  evidencing  the  Obligations,  the  Subordination  Agreement  shall  control among  the  Creditors,  but  shall  not  provide  Borrower  with  any  rights  in  connection  with  such  Loan

Document.

BORROWER:

IGXGLOBAL, CORP.

By:

Name:

Its:

Date:

15 IGX Subord Agree Final.docx